FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


       Date of Report (Date of earliest event reported) November 12, 1996


                            KNIGHT NATURAL GAS, INC.
             (Exact name of Registrant as specified in its charter)



            Colorado                      0-25658                84-1357927
  (State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation or organization)       File Number)         Identification No.)




                               Tower I, Suite 340,
                             12835 E. Arapahoe Road
                            Englewood, Colorado 80112
              (Address of principal executive offices and Zip Code)



                                 (303) 706-1606
               (Registrant's telephone number including area code)



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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.           Changes in Control of Registrant.
     Not Applicable

Item 2.           Acquisition or Disposition of Assets.
     Not Applicable

Item 3.           Bankruptcy or Receivership.
     Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant.
     The Registrant had engaged the firm of Cordovano and Company, CPA's as previously reported on Form 8K. In the interim period from the date of engagement to the date of resignation of Kish, Leake and Associates, the Registrant's former CPA's, the Registrant and the auditor had no disagreements nor other events reportable under Item 304 of Regulation S-K.

     During the Registrant's two most recent fiscal years, ended December 31, 1995 and subsequent interim period prior to engaging the firm of Cordovano and Company, CPA's, its new accountant, the Registrant did not consult the newly engaged accountant regarding any matters. More particularly, the Registrant did not consult the new accountant regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements. Further, no written report or oral advice was provided to the Registrant by the new accountant which was considered an important factor by the Registrant in reaching a decision as to the accounting, auditing, or any financial issue or any other matter which was either the subject of a disagreement or a reportable event under Item 304 of Regulation S-K.

     A copy of a letter from Cordovano and Company, CPA's confirming the above disclosure is attached hereto. A copy of the resignation letter of Kish, Leake and Associates is also attached.

Item 5.           Other Events
     The Registrant has changed its name to Kalan Gold Corporation, effective November 12, 1996.

Item 6.           Resignation of Registrant's Directors.
     Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
     Not Applicable

Item 8.           Change in Fiscal Year.
     Not Applicable


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          KNIGHT NATURAL GAS, INC.


Dated:November 13, 1996                By: /s/ James H. Baum
                                           -----------------
                                           James H. Baum
                                           President and Chief Executive Officer

                 (Kish, Leake and Associates, P.C. Letterhead)


November 12, 1996


Securities And Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549



We would like to inform you that we have read the disclosures provided by Knight Natural Gas, Inc. In its filing of form 8-K dated November 12, 1996 and that there are no disagreements regarding the statements made under Item 4- Changes in Registrant's Certifying Accountant.


Sincerely,


/s/ Kish, Leake & Associates P.C.
---------------------------------
Kish, Leake & Associates P.C.

                                         November 12, 1996

Board of Directors
Knight Natural Gas, Inc.

We hereby accept our appointment as Independent Accountants for Knight Natural Gas, Inc.



                                         Cordovano and Company, P.C.
                                         Certified Public Accountants
                                         Denver, Colorado